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                                                                   Exhibit 10.9H

                    SEVENTH AMENDMENT TO OPERATING AGREEMENT

      This SEVENTH AMENDMENT TO OPERATING AGREEMENT is made and entered into this 6th day of April, 1994, between DUBUQUE RACING ASSOCIATION, LTD., an Iowa nonprofit corporation, (hereinafter referred to as "DRA") and GREATER DUBUQUE RIVERBOAT ENTERTAINMENT COMPANY, L.C., an Iowa limited liability company, (hereinafter referred to as "Greater Dubuque").

      RECITALS:

      A. On February 22, 1993, DRA and Greater Dubuque signed an Operating Agreement setting forth their respective rights, duties and obligations with regard to excursion gambling boat operations under Chapter 99F of the Iowa Code. Amendments to said Operating Agreement were signed on February 22, 1993, March 4, 1993, March 11, 1993, April 9, 1993, and November 29, 1993, amending said Operating Agreement.

      B. DRA and Greater Dubuque have jointly agreed to further amend and modify the terms of the Operating Agreement, as previously amended, referred to in Recital A above.

      NOW, THEREFORE, IT IS AGREED that notwithstanding the provisions of paragraph 4(a)(3) of the Operating Agreement, the $500,000.00 minimum payment owing to DRA for the April 1, 1993 - March 31, 1994 excursion season shall be due and payable on May 1, 1994.

      Except as specifically amended above, all of the provisions of the February 22, 1993 Operating Agreement and existing Amendments thereto shall remain in full force and effect.

      Dated this 6th day of April, 1994.


                                          DUBUQUE RACING ASSOCIATION, LTD.


                                          By /s/ Terry Harrmann
                                             -----------------------------------
                                             Terry Harrmann, President


                                          By /s/ Ron Spillane
                                             -----------------------------------
                                             Ron Spillane, Secretary


                                          GREATER DUBUQUE RIVERBOAT
                                          ENTERTAINMENT CORP., L.C.


                                          By /s/ Joseph P. Zwack
                                             -----------------------------------
                                             Joseph P. Zwack, Managing Member